Exhibit 10.4

LOAN EXTENSION AGREEMENT

THIS LOAN EXTENSION AGREEMENT (“Agreement”) is entered into and effective this 28th day of November, 2010, by and among RESPECT YOUR UNIVERSE, INC., a Nevada corporation (“Borrower”), and KRISTIAN ANDRESEN, an individual and the Borrower’s President (“Lender”). Unless otherwise defined herein or unless the context indicates otherwise, any word herein beginning with a capitalized letter shall have the meaning ascribed to such word in that certain Loan Agreement (“Loan Agreement”) dated as of August 28, 2010, between Borrower and Lender.

RECITALS

WHEREAS, Lender previously made a $20,000 term loan (the “Loan”) to Borrower, in accordance with and subject to the terms and conditions of the Loan Agreement; and

WHEREAS, the Note will mature in accordance with its terms on November 28, 2010 (the “Maturity Date”); and

WHEREAS, Borrower and Lender have now agreed, subject to the terms and conditions set forth herein, to extend the Maturity Date until June 1, 2011.

AGREEMENT

NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Borrower and Lender hereby agree as follows:

Section 1.1 Acknowledgment of Outstanding Balance. The parties hereto acknowledge that the outstanding principal balance of the Note as of November 28, 2010, is TWENTY THOUSAND DOLLARS ($20,000).

Section 1.2 Extension. The Loan, and the maturity thereof, are hereby extended to June 1, 2011.

Section 1.3 Waiver of Late Charge. The extension of the Maturity Date herein does not constitute a late payment under Section 6 of the Loan Agreement.

Section 1.4 Acknowledgment by Borrower. Except as otherwise specified herein, the terms and provisions of the Loan Agreement is ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms.

Section 1.5 Binding Agreement. This Agreement shall be binding upon, and shall inure to the benefit of, the parties, respective heirs, representatives, successors and assigns.

Section 2.8 Counterparts. This Agreement may be executed in counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

LENDER	BORROWER

/s/ Kristian Andresen	/s/ Kristian Andresen
Authorized Signature	Authorized Signature

Kristian Andresen	Kristian Andresen / President
Print Name and Title	Print Name and Title